UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2005

MOSCOW CABLECOM CORP.
(Exact name of registrant as specified in its charter)

Commission file number: 0-1460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

405 Park Avenue, Suite 1203	10022
New York, New York	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code:
(212) 826-8942

Item 2.02.  Results of Operations and Financial Condition

Moscow CableCom Corp. announced today the results of its operations for the ten-month transition period ended December 31, 2004.  A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits

(c)     Exhibits

The following is furnished as an Exhibit to this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated March 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOSCOW CABLECOM CORP.
March 31, 2005	By: /s/ Donald Miller-Jones

Donald Miller-Jones Chief Financial Officer